SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 1996
                                                        ---------------------

                                  DYNAGEN, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-11352                 04-3029787
          --------                        -------                 ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


99 Erie St., Cambridge, MA                                            02139
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:  (617) 491-2527
                                                  -------------------

                           No change since last report
          -------------------------------------------------------------
             (Former name or address, if changed since last report)





                                      -2-

ITEM 5.  OTHER EVENTS.
----------------------

         On December 11, 1996, DynaGen, Inc. issued a press release regarding its relationship with BioLoc, Inc. On January 6, 1997, DynaGen, Inc. issued a press release regarding its relationship with Nastech Pharmaceutical Company Inc. On January 14, 1997, DynaGen, Inc. issued a press release regarding its NicCheck(R) I product. The press releases are filed as Exhibits 99.1, 99.2 and
99.3 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  99.1   Press Release of DynaGen, Inc. dated December 11, 1996.

                  99.2   Press Release of DynaGen, Inc. dated January 6, 1997.

                  99.3   Press Release of DynaGen, Inc. dated January 14, 1997.






                                       -3-



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DYNAGEN, INC.



                                               By: /s/ DR. INDU A. MUNI
                                                   -----------------------------
                                                   Dr. Indu A. Muni
                                                   President, Chief Executive
                                                   Officer and Treasurer



Dated: January 15, 1997








                                  EXHIBIT INDEX
                                  -------------
Exhibit
Numbers           Exhibits
-------           --------

99.1              Press Release of DynaGen, Inc. dated December 11, 1996.

99.2              Press Release of DynaGen, Inc. dated January 6, 1997

99.3              Press Release of DynaGen, Inc. dated January 14, 1997